Exhibit 99.1

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS
CASE NUMBER: 08-35994
JUDGE: Kevin R. Huennekens

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

FOR THE PERIOD: NOVEMBER 26, 2008 TO DECEMBER 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-8) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

G. WILLIAM EVANS	February 17, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF PREPARER	TITLE

G. WILLIAM EVANS	February 17, 2009
PRINTED NAME OF PREPARER	DATE

LANDAMERICA FINANCIAL GROUP, INC. ET. AL.
NOTES TO THE MONTHLY OPERATING REPORT
FOR THE PERIOD NOVEMBER 26, 2008 TO DECEMBER 31, 2008

1.	The accompanying financial statements as presented are not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

2.
While the Debtor and its professionals have made every reasonable effort to ensure that the Debtor’s Monthly Operating Reports are accurate and complete, based upon information that was available to them at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information and/or further review and analysis of the Debtor’s books and records may result in changes to financial data and other information contained in the Monthly Operating Reports.  Moreover, because the Monthly Operating Reports contain unaudited information which is subject to further review and potential adjustment, the Debtor and its agents, attorneys and financial advisors cannot guarantee or warrant the accuracy or completeness of the data that is provided herein.

3.
The preparation of the Monthly Operating Reports required the Debtor and its agents, attorneys and financial advisors to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.  Without prior notice, the Debtor may amend its Monthly Operating Reports as it deems necessary and appropriate to reflect material changes, if any, that arise during the pendency of its chapter 11 case.  The Debtor, therefore, reserves the right to amend the Monthly Operating Reports in all respects as may be necessary or appropriate, including, but not limited to, the right to assert offsets or defenses to, or to dispute, any claim reflected on the Monthly Operating Reports.  Furthermore, nothing contained in the Monthly Operating Reports shall constitute a waiver of the Debtor’s rights with respect to its chapter 11 case.

LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-1
Balance Sheet
As of December 31, 2008
Case No: 08-35994
($ thousands)

Assets

Cash	$93,378
Notes:
Fidelity National Title	50,000
Other	11,712

Investments:
Fidelity National Title stock	56,385
Fixed maturities available-for-sale	1,113

Taxes receivable	23,643
Property and equipment	16,769
Title Plants	945
Other assets	66,876
Investments in subsidiaries and consolidated joint ventures	684,298
Intercompany receivable	261,638

Total Assets	$1,266,758

Liabilities

Accounts payable and accrued liabilities	$21,302
Liabilities subject to compromise	499,214

Total Liabilities	520,516

Total Shareholders' Equity	746,242

Total Liabilities and Shareholders' Equity	$1,266,758

LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-2
Statement of Operations
For Period November 26, 2008 to December 31, 2008
Case No: 08-35994
($ thousands)

Revenue
Investment and other income	$297
Valuation adjustment related to Fidelity National Title stock	6,385

Total Revenue	6,682

Expenses
General, administrative and other expenses	3,826
Depreciation and amortization	344
Loss on disposal of subsidiaries (1)	756,647

Total Expenses	760,817

Net Loss before income taxes	(754,135)

Income tax benefit	-

Net Loss	$(754,135)

(1) - Loss related to the sale of the certain subsidiaries to Fidelity National Title Insurance Company ("Fidelity") as part of the Asset Purchase Agreement

LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-3
Schedule of Cash Receipts and Disbursements
For Period November 26, 2008 to December 31, 2008
Case No: 08-35994
($ thousands)

Opening Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$2,774
Underwriters	(9,832)
Retained subsidiaries	-

Opening Cash	(7,058)

Cash Receipts

Collections received for the benefit of;
Underwriters[1]	91,839
Retained subsidiaries [2]	16,903

Payment reimbursements by;
Underwriters[1]	18,679
Retained subsidiaries [2]	62,392

Proceeds from sale of the Underwriting businesses;
LandAmerica Financial Group, Inc.	75,539
Retained subsidiaries	12,005

Total Receipts	277,358

Cash Disbursements

Related to LandAmerica Financial Group, Inc.
Rent & other occupancy costs	633
Payables	260
Other	760

Total	1,653

Payments made for the benefit of;
Underwriters[1]	90,324
Retained subsidiaries [2]	84,944

Total Disbursements	176,922

Net Cash Flow	100,436

Ending Cash and Cash Equivalents	$93,378

Ending Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$76,660
Underwriters	10,362
Retained subsidiaries	6,356

Total	$93,378

Notes:
1 - Represents cash activity on behalf of subsidiaries that were acquired by Fidelity on December 22, 2008
2 - Represents cash activity on behalf of subsidiaries that were retained by LandAmerica Financial Group, Inc.

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-4
CASE NUMBER: 08-35994

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT
1.	0-30	-
2.	31-60	-
3.	61-90	-
4.	91+	-
5.	TOTAL ACCOUNTS RECEIVABLE	-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	-	-	-	-

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	December 31, 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER	$-	-	-	-	$-
5.	TOTAL TAXES PAYABLE	$-	$-	$-	$-	$-

6.	ACCOUNTS PAYABLE	$12,963,000	$-	$-	$-	$12,963,000

STATUS OF POSTPETITION TAXES			MONTH:	December 31, 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	-	-	-	-
2.	FICA-EMPLOYEE**	-	-	-	-
3.	FICA-EMPLOYER**	-	-	-	-
4.	UNEMPLOYMENT	-	-	-	-
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	-	-	-	-
STATE AND LOCAL		-	-	-	-
8.	WITHHOLDING	-	-	-	-
9.	SALES	-	-	-	-
10.	EXCISE	-	-	-	-
11.	UNEMPLOYMENT	-	-	-	-
12.	REAL PROPERTY	-	-	-	-
13.	PERSONAL PROPERTY	-	-	-	-
14.	OTHER (ATTACH LIST)	-	-	-	-
15.	TOTAL STATE & LOCAL	-	-	-	-
16.	TOTAL TAXES	-	-	-	-

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-5
CASE NUMBER: 08-35994

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	December 31, 2008
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		SEE EXHIBIT A
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 93,377,759
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$ -	$ -

CASH

12.	CURRENCY ON HAND	$-

13.	TOTAL CASH - END OF MONTH	$93,377,759

CASE NAME: LandAmerica Financial Group, Inc. et al.	EXHIBIT A
CASE NUMBER: 08-35994	December 31, 2008

G/L Acct #	Bank/Institution	Description	Account Number	Bank Balance	GL Balance	Reconciled as of 12/31/08
Cash
10100	Sun Trust	Business Checking	1000032220310	$139,387	$5,061	Y
10115	Bank of America	Depository Account	4111809057	22,119	26,762	Y
10121	SunTrust	Business Checking	8801884902	38	(4,415)	Y
10125	Sun Trust	Business Checking	8800603469	1,272,320	(5,737,992)	Y
10130	Sun Trust	Business Checking	1000032219734	283,156	49,737	Y
10135	SunTrust	Business Checking	8800731724	5,625,002	3,209,118	Y
10140	Sun Trust	Business Checking	1000025408203	228,314	1,022,159	Y
10145	Bank of America	Disbursement Account	7313701365	23,652,024	(7,618,055)	Y
10150	Citibank	Depository Account	9945360647	943,744	680,262	Y
10172	Wachovia	Business Checking	2000010970173	105,478	(1,351,252)	Y
10175	Sun Trust	Business Checking	8800603980	8,823,658	(3,510,555)	Y
10180	Sun Trust	Business Checking	8800543152	5,000	(60,745)	Y
10203	Bank of America	Depository Account	4128630206	178,438	178,438	Y
10205	Wachovia	Business Checking	2079900075562	2,221,785	(2,676,357)	Y
10226	Citibank	Depository Account	9945360786	238,393	238,403	Y
10261	Citibank	Depository Account	9945360866	546,096	546,926	Y
10280	Wachovia	Business Checking	2000003393987	1,692,257	1,754,913	Y
10281	Comerica	Business Checking	1851133668	412,519	1,203,982	Y
10282	Wells Fargo	Depository Account	4496797275	796,720	1,333,308	Y
10283	Union Bank of California	Depository Account	9100684400	1,578,574	536,147	Y
10284	Bank of America	Depository Account	4122854745	1,578,574	778,532	Y
10285	PNC	Business Checking	8614967773	5,845,028	5,925,357	Y
10286	Bank of America	Depository Account	9427836561	298,368	264,977	Y
10287	JP Morgan	Depository Account	29096368	247,722	1,205,652	Y
10288	JP Morgan	Business Checking	363152834	66,258	67,483	Y
10290	JP Morgan	Business Checking	230319637	-	-	Y
10293	Wachovia	Business Checking	2000027517875	-	-	Y
10301	Bank of America	Business Checking	480112398	645,135	(253,886)	Y
10306	SunTrust	Business Checking	1000025408005	15,789	(144,821)	Y

	Total Cash:			$57,461,893	$(2,330,863)

Cash Equivalents
10840	SunTrust	Portfolio Cash	7046253	343,855	343,855
11254	SunTrust	Ridgeworth Money Mgmt Fund	8801884902-002	7,808,000	7,808,000
11255	Citibank Smith Barney	Money Market Investments	170-09815	87,556,767	87,556,767

	Total Cash Equivalents:			$95,708,622	$95,708,622

Total Cash and Cash Equivalents				$153,170,515	$93,377,759

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-6
CASE NUMBER: 08-35994

MONTH:	December 31, 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)			$ -

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.		NONE
2.
3.
4.
5.
6.	TOTAL PAYMENTS		$-	$-	$-	$-
TO PROFESSIONALS

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1.	Dominion Virginia Power	$96,000	$96,000	(2)	$-
2.
3.
4.
5.
6.	TOTAL	$96,000	$96,000		$-

(1)
All employees of LandAmerica Financial Group, Inc. (“LFG”) and its subsidiaries (collectively with LFG, “LandAmerica”) are currently or were formerly employed by Lawyer’s Title Insurance Corporation (“LTIC”) and receive their form W-2 from LTIC.  The recipients listed were all formerly employed or currently employed by LTIC but who performed services for the benefit of LFG.  All payments referenced were made in accordance with LandAmerica’s cash management system as fully described in LFG’s Motion for Order Authorizing: (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code and as approved by the Bankruptcy Court’s December 2, 2008 Order Authorizing (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code (the “LFG Cash Management Order”).

(2)
The amount listed represents the deposit paid to Dominion Virginia Power in satisfaction of LFG’s obligations under 11 U.S.C. § 366 and the Bankruptcy Court’s November 28, 2008 Order Under Bankruptcy Code Sections 105(a) and 366 (I) Approving Debtor’s Adequate Assurance of Payment, (II) Establishing Procedures for Resolving Requests by Utility Companies for Additional Assurance of Payment, (III) Scheduling a Hearing with Respect to Contested Adequate Assurance of Payment Requests, and (IV) Withdrawing Utility Motion with Regard to Dominion Virginia Power.

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-7
CASE NUMBER: 08-35994

	MONTH:	December 31, 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.
Pursuant to the Bankruptcy Court’s December 17, 2008 Order: (A) Approving the Sale of LandAmerica Financial Group, Inc.’s Stock in Certain Underwriting Subsidiaries and Other Assets; (B) Approving Related Stock Purchase Agreement; (C) Approving Form and Manner of Notice Thereof; and (D) Granting Related Relief, and the Bankruptcy Court’s December 21, 2008 Order Granting Debtor’s Oral Motion to Approve Settlement Pursuant to Federal Rule of Bankruptcy Procedure 9019, LFG sold all of the issued and outstanding stock of Commonwealth Land Title Insurance Company, Lawyers Title Insurance Corporation and United Capital Title Insurance Company, to Fidelity National Financial, Inc., Fidelity National Title Insurance Company, and Chicago Title Insurance Company.

2.
Pursuant to the LFG Cash Management Order, the Debtor is authorized to continue using its existing prepetition bank account and cash management system.  All postpetiton disbursements have been in accordance with the LFG’s cash management system and the LFG Cash Management Order.

3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
4.
Pursuant to authority granted to LFG under certain orders entered by the Bankruptcy Court on the first day of LFG’s bankruptcy case, LFG has made certain payments on various prepetition liabilities during the reporting period.

11.
All employees of LandAmerica are either currently or were formerly employed by LTIC and receive their form W-2 from LTIC.  Although employed by LTIC, many LandAmerica employees perform services on behalf of LFG.  Prepetition withholding and other taxes associated with these employees has been paid by LFG in accordance with LandAmerica’s cash management system, the LFG Cash Management Order and the Bankruptcy Court’s November 28, 2008 Order: (A) Authorizing Payment of Prepetition (1) Wages, Salaries and Other Compensation; (2) Employee Medical and Similar Benefits; (3) Reimbursable Employee Expenses; and (4) Other Miscellaneous Employee Expenses and Benefits; and (B) Granting Related Relief (the “Prepetition Wage Order”).

12.
All employees of LandAmerica are either currently or were formerly employed by LTIC and receive their form W-2 from LTIC.  Although employed by LTIC, many LandAmerica employees perform services on behalf of LFG.  Pre and Postpetition wages associated with these employees has been paid by LFG in accordance with LandAmerica’s cash management system, the LFG Cash Management Order and the Prepetition Wage Order.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
N/A

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-8
CASE NUMBER: 08-35994

MONTH:	December 31, 2008

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Commercial Umbrella $35 mil Primary	Zurich	10/1/08-10/1/09	$109,686	AT INCEPTION
Commercial Umbrella 1st Excess $40mil	FFIC	10/1/08-10/1/09	44,100	AT INCEPTION
Commercial Umbrella 2nd Excess $25mil	Travelers	10/1/07-10/1/08	22,400	AT INCEPTION
Dir & Off $15M Primary	HCC	10/30/08-10/30/09	995,000	AT INCEPTION
Dir & Off $15M 1st Excess	Zurich	10/30/08-10/30/09	845,750	AT INCEPTION
Dir & Off 2nd Excess	CNA PRO	10/30/08-10/30/09	718,887	AT INCEPTION
Dir & Off 3rd Excess	Allied World	10/30/08-10/30/09	611,000	AT INCEPTION
Dir & Off 4th Excess	Arch	10/30/08-10/30/09	611,050	AT INCEPTION
Dir & Off 5th Excess	AIG	10/30/08-10/30/09	514,254	AT INCEPTION
Dir & Off 6th Excess - Side A	Max Bermuda	10/30/08-10/30/09	350,000	AT INCEPTION
Dir & Off 7th Excess - Side A	Ariel Re	10/30/08-10/30/09	160,000	AT INCEPTION
Dir & Off 6-yr ERP Capital Title	St. Paul Mercury Ins Co.	10/06-10/12	239,889	AT INCEPTION
E&O Employed Lawyers	Illinois Union Ins.	11/11/08-11/11/09	91,828	AT INCEPTION
Misc. E&O	Illinois Union Ins.	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Assessment Corp	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Inspection Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Search Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	LoanCare	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Credit Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	OneStop	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Valuation Corporation	12/31/08-12/31/09	392,117	AT INCEPTION
Crime (Primary)	RLI Insurance Company	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (1st Excess)	Westchester Fire	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (2nd Excess)	Liberty Mutual	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (3rd Excess)	U.S. Specialty	12/31/08-12/31/09	77,613	AT INCEPTION
Centennial Bank Fidelity Bond	Chubb	12/31/08-12/31/09	9,000	AT INCEPTION
Fiduciary Primary	Arch Ins. Co.	12/31/08-12/31/09	175,000	AT INCEPTION
Fiduciary Excess	Landmark American Ins. Co.	12/31/08-12/31/09	139,060	AT INCEPTION
Contractors Pollution	Illinois Union Ins.	12/31/08-12/31/09	157,526	AT INCEPTION
International Pkg/Foreign Package	AIG	03/08-03/09	9,018	AT INCEPTION
Group Personal Excess	Chubb	10/1/08-10/1/09	17,760	AT INCEPTION
Aviation - Commercial	USAIG	11/16/08-11/16/09	27,450	AT INCEPTION
Auto - MA only	Sentry	10/1/08-10/1/09	7,250	MONTHLY
Auto All Other	Sentry	10/1/08-10/1/09	231,903	MONTHLY
Commercial Package	Lexington	10/1/08-10/1/09	220,860	AT INCEPTION
General Liability	Sentry	10/1/08-10/1/09	80,844	AT INCEPTION
Workers Comp Ded. Monthly Instal.	Sentry	10/1/08-10/1/09	364,708	MONTHLY
Workers Comp Retro Monthly Instal.	Sentry	10/1/08-10/1/09	38,567	MONTHLY
Mortgage Protection	Zurich	10/1/08-10/1/09	500	AT INCEPTION